UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On March 23, 2009, NorthWestern Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $250,000,000 aggregate principal amount of its 6.34% First Mortgage Bonds (the “Offered Securities”) due April 1, 2019, with Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers (together, the “Purchasers”). The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the descriptions of the terms of the Purchase Agreement and Offered Securities in this Item 1.01 are qualified in their entirety by reference to such exhibits.

The closing of the sale of the Offered Securities occurred on March 26, 2009. The Offered Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Offered Securities to the Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Purchasers then sold the Offered Securities to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act or non-U.S. persons pursuant to the exemption from registration provided by Regulation S under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Purchasers in the Purchase Agreement.

The Offered Securities will be issued in fully registered form, in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof, and will be available initially in book-entry form only.

The Offered Securities will pay interest semiannually in arrears at a rate of 6.34% per year. Interest is payable on April 1 and October 1 of each year, beginning on October 1, 2009. The Offered Securities mature on April 1, 2019.

The Offered Securities were issued under the Mortgage and Deed of Trust, dated as of October 1, 1945, of the Company, pursuant to the Twenty-seventh Supplemental Indenture, dated as of March 1, 2009, between the Company and The Bank of New York Mellon (formerly The Bank of New York) and Ming Ryan, as trustees (the “Trustees”) (the “Indenture”). The Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the descriptions of the terms of the Indenture and Offered Securities in this Item 1.01 are qualified in their entirety by reference to such exhibits.

The Offered Securities will rank equally in right of payment with all current and future debt that is secured by the referenced first mortgage lien.

The Company may redeem some or all of the Offered Securities at any time at its option prior to maturity at a make-whole price as described in the Indenture.

The Indenture provides for customary events of default, including payment defaults and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs and is continuing, the principal amount of the Offered Securities, plus accrued and unpaid interest, if any, may be declared immediately due and payable. In addition, under certain circumstances, and to the extent permitted by law, the Trustees may be granted certain powers to take possession of, hold, operate and manage, and sell, the mortgaged property.

Holders of the Offered Securities are entitled to the benefits of a Registration Rights Agreement, dated March 26, 2009, among the Company and the Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission registering an exchange offer or the resale of the Offered Securities under the Securities Act. In the event the Company fails to satisfy such obligation, it may be required to pay additional interest. The Registration Rights Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the description of the terms of the Registration Rights Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit.

The Company will use the entire net proceeds from this offering, along with cash on hand, to (i) repay the outstanding balance of the Colstrip Lease Holdings, LLC (an indirect, wholly owned subsidiary of the Company) in the principal amount of $100,000,000 plus accrued interest through the date of repayment, (ii) repay the outstanding balance on the Company’s revolver, (iii) pay a portion of the costs of the proposed Mill Creek generation project (if approved) and/or (iv) fund future capital expenditures. Expenses related to this offering are estimated to be approximately $2,600,000, including the initial purchasers’ discount and legal and accounting expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an

Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01	Other Information.

On March 23, 2009, the Company issued a press release announcing the pricing of the Offered Securities, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
4.1	Twenty-seventh Supplemental Indenture, dated as of March 1, 2009, among NorthWestern Corporation and The Bank of New York Mellon (formerly The Bank of New York) and Ming Ryan, as trustees.
10.1	Purchase Agreement, dated March 23, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers.
10.2

Registration Rights Agreement, dated March 26, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers.

99.1	NorthWestern Corporation Press Release, dated March 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Miggie E. Cramblit
Miggie E. Cramblit
Vice President, General Counsel and Corporate Secretary

Date: March 26, 2009

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
4.1*	Twenty-seventh Supplemental Indenture, dated as of March 1, 2009, among NorthWestern Corporation and The Bank of New York Mellon (formerly The Bank of New York) and Ming Ryan, as trustees.
10.1*	Purchase Agreement, dated March 23, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers.
10.2*

Registration Rights Agreement, dated March 26, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers.

99.1*	NorthWestern Corporation Press Release, dated March 23, 2009.

* filed herewith